                               SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934
                                   Amendment No. __



Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as
    permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12


                                RCM EQUITY FUNDS, INC.
                       ----------------------------------------
                     [Name of Registrant as Specified in Charter]


                       ----------------------------------------
                  [Name of Person(s) Filing Proxy Statement if other
                                   than Registrant]

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:_______________________

    (2) Aggregate number of securities to which transaction applies:_______________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11:

         ____________________________________________

    (4)  Proposed maximum aggregate value of transaction:

         ____________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount previously paid:_______________________

    (2)  Form, Schedule or Registration Statement
         No.___________________________________________

    (3)  Filing Party:________________________________

    (4)  Date Filed:___________________________________

                             RCM EQUITY FUNDS, INC.

                           RCM GLOBAL TECHNOLOGY FUND




                                                                    May __, 1996



Dear Stockholders:

          The enclosed proxy materials describe the proposed transaction (the "Transaction") involving RCM Capital Management, a California Limited Partnership ("Old RCM"), the investment manager to RCM Global Technology Fund (the "Fund"), a series of RCM Equity Funds, Inc. (the "Company"), and Dresdner Bank AG, an international banking organization headquartered in Frankfurt, Germany ("Dresdner"). Upon the closing of the Transaction, the business of Old RCM will be carried on by RCM Capital Management, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Dresdner ("New RCM").

          Old RCM has informed the Company that the Transaction is not expected to have a material effect on the operation of the Fund or on the Fund's stockholders. No material changes in investment philosophy, policies, or strategies are contemplated. While the Transaction will provide New RCM with access to the expertise and experience of Dresdner and its affiliates, New RCM will use the name "RCM Capital Management," and will still operate from offices in San Francisco, with the same personnel functioning in the same capacities. Those currently responsible for the investment strategies of Old RCM are expected to continue to direct the investment decisions of the Fund. To assure this continuity, certain key personnel of Old RCM, including the principal portfolio managers of the Fund, will enter into employment contracts with New RCM.

          The change in ownership of Old RCM may be a transfer of control under the provisions of the Investment Company Act of 1940 and, as such, will have the effect of terminating the Company's existing investment management agreement with respect to the Fund. The stockholders of the Fund are therefore being asked to approve a new contract with New RCM in order for it to act as investment manager to the Fund. The terms of this new agreement are substantially identical to those of the existing agreement.

          We also ask you to consider and vote on two other proposals. The first is the election of five directors. The second is the ratification of the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent public accountants to the Company for the fiscal year ending December 31, 1996.

          The Board of Directors recommends that you vote to approve the new investment management agreement and each of the other proposals. Enclosed you will find a proxy statement which more fully describes the Transaction, the new investment management agreement and the other matters that you are being asked to approve. We urge you to review the proxy statement and fill out your proxy card. Please return your proxy card in the postage-paid envelope provided. We want to know how you would like to vote and welcome your comments.

          Should you have any questions, please call 415-954-5400. We look forward to continuing to meet your investment needs.

                              Sincerely,



                              William L. Price
                              PRESIDENT

                           RCM Global Technology Fund,
                                   a series of
                             RCM Equity Funds, Inc.

                             Four Embarcadero Center
                                   Suite 3000
                        San Francisco, California  94111
                                 (415) 954-5000


                            NOTICE OF SPECIAL MEETING


To the Stockholders:

          Notice is hereby given that a special meeting (the "Meeting") of stockholders of RCM Global Technology Fund (the "Fund"), a series of RCM Equity Funds, Inc., a Maryland corporation (the "Company"), will be held on May 28, 1996, at 8:00 a.m. (Pacific Time) at the Park Hyatt Hotel, located at 333 Battery Street, San Francisco, California 94111. At the Meeting, you and the other stockholders of the Fund will be asked to consider and vote on the following matters:

1. To approve or disapprove a new investment management agreement between the Company with respect to the Fund and RCM Capital Management, L.L.C., effective upon the closing of the transaction involving RCM Capital Management, a California Limited Partnership, the current investment manager to the Fund, and Dresdner Bank AG, an international banking organization headquartered in Frankfurt, Germany.

2.   To elect five directors to the Board of Directors.

3. To ratify or reject the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

          Stockholders of record at the close of business on April 18, 1996, are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED

PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to the Company, by submission of a subsequent proxy, or by voting in person at the meeting.

                              By Order of the Board of Directors


                              Anthony Ain
                              SECRETARY

San Francisco, California
May __, 1996

                           RCM Global Technology Fund,
                                   a series of
                             RCM Equity Funds, Inc.

                             Four Embarcadero Center
                                   Suite 3000
                         San Francisco, California 94111
                                 (415) 954-5400


                                 PROXY STATEMENT


     This Proxy Statement is being provided to the stockholders of RCM Global Technology Fund (the "Fund"), a series of RCM Equity Funds, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors," or the "Board"). The proxies are to be used at the special meeting of stockholders (the "Meeting") to be held at the Park Hyatt Hotel, located at 333 Battery Street, San Francisco, California 94111, on May 28, 1996 at 8:00 a.m. (Pacific
Time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Meeting.

     All shares represented by each properly signed proxy ("Proxy") received prior to the Meeting will be voted at the Meeting. If a stockholder specifies how the Proxy is to be voted on any of the business matters to come before the Meeting, it will be voted in accordance with the specification. If no specification is made, the Proxy will be voted FOR the approval of a new investment management agreement for the Fund (the "New Investment Management Agreement") (Proposal 1), FOR the election of the directors nominated by the Board of Directors (Proposal 2), and FOR the ratification of the selection by the Board of Directors of Coopers & Lybrand L.L.P. as the independent public accountants for the Company for the fiscal year ending December 31, 1996 (Proposal 3). The Proxy may be revoked by a stockholder at any time prior to its use by written notice to the Company, by submission of a subsequent Proxy, or by voting in person at the Meeting.

     The representation in person or by proxy of a least one-third of the shares of capital stock of the Fund (the "Capital Shares") entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker "non-votes" will be counted as present. Broker "non-votes" occur when the Company receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy. Proposal 1 requires the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), Proposal 2 requires a plurality of the Capital Shares voting at the Meeting, and Proposal 3 requires the approval of a majority of the Capital Shares of the Fund present at the Meeting. Abstentions, withheld votes and broker non-votes will not be counted in favor of or against, and will have no other effect on the voting on, Proposal 2, but abstentions, withheld votes and broker non-votes with respect to Proposal 1 or Proposal 3 will have the effect of votes against such Proposal. See "Proposal 1 - Required Vote" and "Proposal 3 - Required Vote."

     If a quorum is not present at the Meeting, sufficient votes in favor of the Proposals set forth in the Notice of Special Meeting are not received by the time scheduled for the Meeting, or the holders of Capital Shares of the Company present, in person or by proxy, determine to adjourn the Meeting for any other reason, the stockholders present, in person or by proxy, may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. The persons named in the Proxy may vote in favor of such adjournment those Capital Shares of the Company which they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Capital Shares to reduce the number present to less than a quorum.

     None of the costs of solicitation, including postage, printing and handling, will be borne by the Fund. The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews by officers, employees and agents of the Company. This Proxy Statement and the enclosed form of Proxy were first mailed to stockholders on or about April __, 1996.

     At 5:00 p.m. (Eastern Standard Time) on April 18, 1996, the record date for the determination of stockholders entitled to vote at the meeting, there were outstanding ____ Capital Shares of the Company, all of which were shares of the Fund. Each Capital Share is entitled to one vote, and each fractional share is entitled to a proportionate vote, on matters on which it is entitled to be voted.

     As of April 18, 1996, there was no person or group known to the Company to be the beneficial owner of more than 5% of the outstanding Capital Shares of the Fund, except as follows:


                                                              % of Shares
   Name and Address of                                      Outstanding as of
    Beneficial Owner                  Shares Held            April 18, 1996
- -------------------------        --------------------      ------------------

Walter Price IRA                       40,000                     16.73%
c/o PaineWebber Incorporated
555 California Street
Suite 3200
San Francisco, CA

    RCM Capital                        88,668                           37.84
    Management
 Profit Sharing Plan
 Four Embarcadero
    Center
   Suite 3000
San Francisco, CA

As of April 18, 1996, all Company directors and officers as a group owned, beneficially, 61.99% of the Capital Shares.


                         DESCRIPTION OF THE TRANSACTION

     INTRODUCTION. In connection with the transaction contemplated by the Agreement of Purchase and Sale dated as of December 13, 1995 (the "Purchase Agreement"), RCM Capital Management, L.L.C., a Delaware limited liability company ("New RCM") to be formed as a wholly owned subsidiary of Dresdner Bank AG, an international banking organization headquartered in Frankfurt, Germany ("Dresdner"), is expected to acquire all the outstanding partnership interests in RCM Capital Management, a California Limited Partnership ("Old RCM"), from RCM Acquisition, Inc. and RCM Limited L.P. (the "Transaction"). Upon the closing of the Transaction (the "Closing"), New RCM will own all of the partnership interests in Old RCM, all of the assets and liabilities of Old RCM will become the assets and liabilities of New RCM, and New RCM will succeed to the business and affairs of Old RCM.

     The Transaction is being treated for purposes of the 1940 Act as a change in control of Old RCM. The 1940 Act provides that such a change in control constitutes an "assignment" of the current investment management agreement between the Company and Old RCM (the "Existing Investment Management Agreement") under which Old RCM provides advisory services to the Fund. Such an "assignment" will result in the automatic termination of the Existing Investment Management Agreement upon the Closing.

     This Proxy Statement seeks stockholder approval of a New Investment Management Agreement between the Company and New RCM with respect to the Fund, to be effective as of the date of the Closing. The New Investment Management Agreement will be, in substance, identical to the Existing Investment Management Agreement. The effect of Proposal 1 is to permit the Fund to continue to operate, following the Transaction, under an investment management arrangement substantially identical to that in effect immediately before the Transaction.

     THE TRANSACTION. The sole general partner and controlling person of Old RCM is RCM Limited L.P., a California limited partnership ("RCM Limited"). The sole general partner of RCM Limited is RCM General Corporation, a California corporation ("RCM General"). As of this date, RCM General has 19 stockholders and RCM Limited has 19 limited partners (all of whom are principals of Old RCM), including certain directors and officers of the Company. The business and affairs of RCM General are managed by RCM General's Board of Directors. As of the date of this Proxy Statement, the directors of RCM General are William L. Price, Michael J. Apatoff, Jeffrey S. Rudsten, Gary W. Schreyer and William
S. Stack. As of March 31, 1996, the only persons who own 10% or more of the outstanding voting securities of RCM General are Mr. Price, who owns 12.4% of the Common Stock of RCM General, and Mr. Schreyer, who owns 11.1% of such stock.

     The sole limited partner of Old RCM is RCM Acquisition, Inc., a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). Travelers, whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013, is a financial services holding company which, through its subsidiaries, is principally engaged in the business of life and property and casualty insurance services, consumer finance services, and investment services. Neither Travelers nor its affiliates has the power to control the management or operation of Old RCM.

     As stated above, in connection with the Purchase Agreement, RCM Acquisition, Inc. and RCM Limited will sell all partnership interests in Old RCM to New RCM. In addition, New RCM will acquire from Travelers or its affiliates all of the issued and outstanding shares of RCM Capital Trust Company, a California limited purpose trust company (the "Trust Company"). Subject to the terms and conditions of the Purchase Agreement, Travelers will be paid an aggregate purchase price of $297 million for its interests in Old RCM and the Trust Company, and RCM Limited will be paid $3 million for its interest in Old RCM. The total purchase price, $300 million, is subject to certain reductions upon the Closing as provided in the Purchase Agreement.

     In addition, New RCM will make aggregate payments of an estimated $100 million over approximately the next five years (collectively, the "Additional Payments") to the partners of RCM Limited. RCM General, acting in its capacity as general partner RCM Limited, will be entitled (in its sole discretion, but subject to consultation with the members of the governing board of New RCM designated and elected by Dresdner) to determine the portion of the Additional Payments, if any, to be distributed to each of the limited partners of RCM who are party to employment agreements with New RCM and to certain other employees of New RCM. At the Closing, New RCM will make the first Additional Payment of $33.3 million. In addition, on each of the first five anniversaries of the first day of the calendar quarter next succeeding the Closing Date, New RCM will make an Additional Payment of $13.34 million, as adjusted by certain income measurements.

     Pursuant to that certain Agreement Regarding RCM Capital Management, dated April 1, 1990, Travelers has agreed, subject to certain conditions, to pay to RCM Limited a fee equal to 30% of the net proceeds received by Travelers (the "Transition Fee") upon the transfer by Travelers of its interest in Old RCM or the Trust Company. RCM General, acting as general partner of RCM Limited, is entitled to determine the portion of the Transition Fee, if any, to be distributed to each of its limited partners.

     While New RCM will succeed to the business and affairs of Old RCM upon the Closing, the Purchase Agreement provides that RCM Limited shall manage, operate and make all decisions regarding the day-to-day business and affairs of New RCM, subject to the oversight of New RCM's governing board. A management agreement (the "Dresdner-New RCM Management Agreement") among RCM Limited, Dresdner, and New RCM will be entered into upon the Closing, granting RCM Limited the authority to take all actions on behalf of New RCM that may be necessary, appropriate, proper, advisable, incidental to or convenient in the judgement of RCM Limited. In consideration for the services to be rendered by RCM Limited, New RCM will pay RCM Limited an amount equal to 35% of the gross operating income of New RCM, less the aggregate salary payments (the "RCM Contract Payments") made by New RCM to its employees who are also limited partners of RCM Limited (the "Management Fee"). The Management Fee will be no less than $25 million, less the RCM Contract Payments, for each of the first two years that the Dresdner-New RCM Management Agreement is in place. RCM General as general partner of RCM Limited is entitled to determine the portion of the Management Fee, if any, to be distributed to each of its limited partners.

     RCM Limited has informed the Company that it contemplates no material changes in the investment philosophy, policies, or strategies of the Fund. New RCM will continue to operate from offices in San Francisco, California, with the same personnel functioning in the same capacities as before the Closing. The same persons who are presently responsible for the investment strategies of Old RCM are expected to direct New RCM's investment strategies following the Closing. All personnel providing services on behalf of New RCM will be employees of New RCM, and with a few exceptions, none of them will also be employees of RCM Limited. The same persons who are presently responsible for the investment strategies of Old RCM are expected to direct New RCM's investment strategies following the Closing. The Purchase Agreement requires that certain key personnel of Old RCM, including the principal portfolio managers of the Fund, will enter into employment agreements (which will include non-competition and/or non-solicitation and other customary provisions) with New RCM, providing assurance that investment continuity will be maintained.

     Pursuant to a governance agreement to be entered into upon the Closing (the "Governance Agreement"), the governing board of New RCM will consist of nine members, six of whom are to be designated by RCM Limited and three of whom are to be designated by Dresdner. The Governance Agreement provides that New RCM may not reorganize, change its line of business, sell or lease substantial assets, incur substantial indebtedness, encumber substantial assets, issue or sell debt or equity securities, or exceed certain budget and expense limits approved by the governing board, among other actions, absent the consent of a supermajority of the governing board of New RCM, including a member designated by Dresdner. Certain extraordinary events, including marked declines in New RCM's assets under management, New RCM's poor asset management performance, and the departure of certain limited partners of RCM Limited, will entitle Dresdner to take any actions necessary so that persons designated by

Dresdner will constitute a majority of the governing board of New RCM. As of the date of this Proxy Statement, it is expected that William L. Price, Michael
J. Apatoff, Claude N. Rosenberg, Jr., Jeffrey S. Rudsten, Gary W. Shreyer and William S. Stack will be designated by RCM Limited as members of the governing board of New RCM and that Gerhard Eberstatdt, George N. Fugelsang and Hans-Dieter Bauernfeind will be designated by Dresdner. Mr. Price is expected to serve as the principal executive officer of New RCM. The table below provides certain information concerning Mr. Price and each other person who is expected to serve on the governing board of New RCM.



NAME/ADDRESS                       PRINCIPAL OCCUPATION


William L. Price (1)               Principal of Old RCM (since 1979)

Michael J. Apatoff (1)             Chief Operating Officer of Old RCM (since
                                   1991); Principal (since 1992)

Claude N. Rosenberg, Jr. (1)       Principal of Old RCM (since 1971)

Gary W. Schreyer (1)               Principal of Old RCM (since 1977)

Jeffrey S. Rudsten (1)             Principal of Old RCM (since 1981)

William S. Stack (1)               Senior Vice President of Old RCM (since
                                   1994); Managing Director of Lexington
                                   Management Corporation (1985 - 1994)

Gerhard Eberstadt (2)              Board of Directors of Dresdner Bank AG
Dresdner Bank AG                   (since 1988)
Gallusanlage 7
60041 Frankfurt am Main
Frankfurt, Germany

George N. Fugelsang (2)            President of Dresdner Securities (USA) Inc.
Dresdner Bank AG                   and Senior General Manager and Chief
75 Wall Street                     Executive North America of Dresdner Bank
New York New York 10005            AG (since 1994); Managing Director of Morgan
                                   Stanley & Co. Incorporated (1986-1994)

Hans-Dieter Bauernfeind (2)        General Manager and Head of the
Dresdner Bank AG                   Institutional Investment Advisory and Asset
Jurgen-Ponto-Platz I               Management Division of Dresdner AG
60301 Frankfurt am Main            (since 1989)
Frankfurt, Germany

- ------------------------------
(1) Expected to be designated by RCM Limited. The principal business address of each is expected to be RCM Capital Management, L.L.C., Four Embarcadero Center, Suite 3000, San Francisco, California 94111.

(2)  Expected to be designated by Dresdner.


     The Company has been advised that RCM Limited and RCM General are not registered as investment advisers under the Investment Advisers Act of 1940 and will not be so registered upon the consummation of the Transaction. Old RCM has taken the position that such registration is not required because neither RCM Limited nor RCM General engage or will engage in any investment advisory activities separate from the activities of Old RCM or New RCM. As a result, neither the Management Agreement nor the Governance Agreement have been submitted for approval by the Board of Directors or stockholders of the Company.

     Each of Old RCM and Dresdner has informed the Company that they will use all commercially reasonable efforts to assure compliance with the conditions of
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to
an investment company.   Among the conditions to the applicability of
Section 15(f) is the requirement that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).

     Other conditions precedent to the closing of the Transaction include, among other things, that all regulatory filings, applications and notifications, including those required by the Glass-Steagall Act for bank holding companies registered under the Federal Bank Holding Company Act of 1956, have been duly and properly made or obtained. If the conditions to the Transaction are not met and the Transaction is therefore not consummated, the Existing Investment Management Agreement will remain in effect. In the event the New Investment Management Agreement is not approved by the Fund's stockholders and the Transaction is completed, the Board will consider appropriate action.


                           APPROVAL OF NEW INVESTMENT
                              MANAGEMENT AGREEMENT

                                  (PROPOSAL 1)

     DESCRIPTION OF THE EXISTING INVESTMENT MANAGEMENT AGREEMENT AND THE NEW INVESTMENT MANAGEMENT AGREEMENT. If the New Investment Management Agreement is approved by the stockholders of the Fund, New RCM will act as investment manager to the Fund. With the exception of the effective date and termination date, the terms and conditions of the New Investment Management Agreement are identical in all material respects to those of the Existing Investment Management Agreement with Old RCM. Stockholders should refer to Exhibit A attached hereto for the complete terms of the New Investment Management Agreement. The description of the New Investment Management Agreement set forth herein is qualified in its entirety by the provisions of the New Investment Management Agreement.

     The New Investment Management Agreement will become effective upon the later of its approval by a "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of the Fund or the closing of the Transaction. The New Investment Management Agreement will continue in effect for a two-year period, and thereafter from year-to-year if its continuance is approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The New Investment Management Agreement may be terminated at any time without the payment of any penalty, either by the Board of Directors, or by the vote of a "majority of the outstanding voting securities" of the Fund on not less than 60 days written notice to New RCM. The New Investment Management Agreement may also be terminated by New RCM on 60 days advance written notice to the Company, and will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Under the New Investment Management Agreement, as under the Existing Investment Management Agreement, New RCM will furnish investment management services to the Fund, subject to the provisions of the 1940 Act and the Fund's investment objective, policies, procedures and investment restrictions.

     Under the terms of the Existing Management Agreement and the New Investment Management Agreement, respectively, Old RCM has performed and New RCM will perform the following services for the Fund: (a) managing the investment and reinvestment of the Fund's assets, (b) providing investment research advice and supervision of the Fund in accordance with the Fund's investment objective, policies and restrictions, (c) furnishing suitable office space for the Fund, and (d) maintaining books and records with respect to the Fund's portfolio transactions.

     The fees under the New Investment Management Agreement will be the same as the fees under the Existing Investment Management Agreement. Under the New Investment Management Agreement, the Fund will pay New RCM for its services a fee which is calculated daily and paid monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund. In addition, the expense limitations to which Old RCM has agreed with respect to the Fund will continue after execution of the New Investment Management Agreement. To limit the expenses of the Fund, New RCM has agreed, until at least December 31, 1996, to pay the Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Company attributable to the Fund for the quarter (except interest, taxes and extraordinary expenses) exceed the annual rate of 1.75% of the value of the average daily net assets of the Fund. The Fund will reimburse New RCM for fees deferred or other expenses paid by New RCM pursuant to this agreement in later years in which operating expenses for the Fund are otherwise less than such expense limitation. No interest, carrying or finance charge will be paid by the Fund with respect to any amount representing fees deferred or other expenses paid by New RCM. In addition, the Fund will not be required to repay any unreimbursed amounts to New RCM upon termination of the New Investment Management Agreement.

     Net fees recorded for services provided by Old RCM under the Existing Investment Management Agreement for the period from commencement of Fund operations on December 27, 1995 through December 31, 1995 were $113. Neither Old RCM nor any person affiliated with Old RCM received any other fees from the Fund for services provided to the Fund during the period ended December 31, 1995.

     The Existing Investment Management Agreement with Old RCM was approved by the Board of Directors of the Company on December 19, 1995, and by the initial stockholders of the Fund on December 19, 1995, in connection with the initial organization of the Fund.

     INFORMATION REGARDING DRESDNER. Dresdner is an international banking organization headquartered in Frankfurt, Germany, whose principal executive offices are located at Gallusanlage 7, 60041 Frankfurt am Main. With total consolidated assets as of December 31, 1995 of DM _____ billion ($___ billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is Germany's second largest bank. Dresdner provides a full range of banking services, including traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. It is one of a small number of global private banking organizations which has an "AAA" credit rating from Moody's Investors Service.

     In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. Its wholly owned subsidiary, Deutsch-Sudamerikanische Bank AG, has an agency in Miami. Dresdner affiliates that are expected to maintain a relationship with New RCM include Dresdner Securities
(USA) Inc. ("Dresdner Securities"), a registered broker-dealer, and Kleinwort, Benson Group plc ("Kleinwort"), a merchant banking group based in the United Kingdom, subject to Dresdner obtaining Federal Reserve Board approval to acquire Kleinwort's U.S. based operations.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. New RCM believes that it may perform the services contemplated by the New Investment Management Agreement without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent New RCM from continuing to perform investment management services for the Company. If New RCM were prohibited from performing investment management services for the Company, it is expected that the Company would select another qualified adviser. Any new advisory agreement would be subject to approval in accordance with the 1940 Act.

     DIRECTORS' CONSIDERATION. The Board of Directors met on March 22, 1996 to consider the effect of the Transaction on the management of the Fund, and the possible recommendation of the New Investment Management Agreement between the Company and New RCM. In connection with their decision to approve the New Investment Management Agreement and to recommend it to the stockholders of the Fund for approval, the directors' consideration included the same factors as those considered by them when the directors, including the directors who were not "interested persons" of the Company as defined in the 1940 Act, approved the Existing Investment Management Agreement with Old RCM. Old RCM has advised the Board of Directors that it expects there will be no diminution in the scope or quality of advisory services provided to the Fund as a result of the Transaction.

     In their consideration of the New Investment Management Agreement, the directors requested and reviewed such information as they deemed necessary to evaluate the terms of the agreement. RCM Limited, Old RCM and Dresdner provided information to the directors concerning the anticipated relationship of New RCM and Dresdner following the Closing, and its relevance to the management, policies, investment management, philosophy, and strategies of New RCM. The directors were informed that the investment management philosophy, policies, and strategies currently pursued for the Fund would not be affected by the Transaction. The directors received assurances that, following the Closing, New RCM would operate as a business unit separate from Dresdner, with Old RCM's personnel functioning in the same capacities; that principals and employees of Old RCM who manage the Fund's assets would perform the same functions on behalf of New RCM following the Closing; and that such principals (other than certain principals of Old RCM who had previously planned retirements) would enter into employment agreements with New RCM that include noncompetition and nonsolicitation provisions. The directors were informed that RCM Limited will be engaged to manage, operate and make all decisions regarding the day-to-day business and affairs of New RCM (subject to the oversight of New RCM's governing board) pursuant to the Dresdner-New RCM Management Agreement. The directors considered New RCM's financial resources after the Transaction, and Dresdner's commitment to services of the quality and type currently provided by Old RCM to the Fund. The directors also considered expected benefits to the Fund, including the expertise of Dresdner and its affiliates in global markets and the reputation and experience of Dresdner and its affiliates as investment advisers and/or administrators to other mutual funds. Finally, the directors were informed that the Fund will not bear any of the expenses which relate to the Transaction or the Meeting. The costs associated with the meeting will be paid from the proceeds of the Transaction. In the event the transaction is not consummated, such costs will be paid by Old RCM.

     As stated above, the directors' consideration included the same factors considered by them on December 19, 1995. Those factors included, but were not limited to, the historic performance of the Fund as compared to relevant industry indices and comparable investment companies, the nature and quality of the services expected to be rendered to the Fund by the investment manager, the terms of the Existing Investment Management Agreement and the fees payable thereunder as compared to fees paid to investment advisers of similar investment companies, the benefits accruing to Old RCM as a result of its affiliation with the Fund, the profitability of Old RCM, and the history, reputation, qualifications, and background of Old RCM and its personnel. The directors also considered the interests of certain directors and officers of the Company in the Transaction. See "Proposal 2 - RCM Affiliations."

     As a condition to the Transaction, relevant banking authorities may impose on Dresdner and its affiliates, Dresdner Securities and Kleinwort, certain restrictions on their ability to effect certain portfolio transactions for the Fund. The directors of the Company do not believe that these limitations will have a material effect on the management or performance of the Fund.

     As a result of its investigation and deliberations concerning the Transaction and the New Investment Management Agreement, the directors, including all the directors who are not "interested persons" of the Company, concluded that the terms of the New Investment Management Agreement are in the best interests of the Fund and the Fund's stockholders. Accordingly, the Board of Directors, including all of the directors who are not "interested persons" of the Company, voted at its meeting on March 22, 1996 to approve the New Investment Management Agreement with New RCM and to recommend it to the stockholders of the Fund for their approval. If for any reason the Transaction is not consummated, the Existing Investment Management Agreement will remain in effect.

     REQUIRED VOTE. The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, is required to approve the New Investment Management Agreement. "Majority of the outstanding voting securities" for this purpose under the 1940 Act means the lesser of (i) 67% of the Capital Shares represented at the meeting if more than 50% of the outstanding Capital Shares are represented, or (ii) more than 50% of the outstanding Capital Shares.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.


                              ELECTION OF DIRECTORS
                                  (Proposal 2)


     Under the Company's bylaws, the Board of Directors may consist of not less than three nor more than eleven directors. Since December 19, 1995, the Board of Directors has consisted of five directors. However, as a condition to its approval of the Transaction, the Federal Reserve Board has required that no officer, director or employee of New RCM or its affiliates, including RCM Limited, may serve as an officer, director, or employee of the Company.

     Accordingly, upon the Closing, William L. Price, Michael J. Apatoff, and William S. Stack, each of whom is an officer of Old RCM and will be an officer of New RCM, are expected to resign from the Board of Directors of the Company. At its April 12, 1996 meeting, the Board of Directors recommended that Pamela A. Farr, Thomas S. Foley and George G.C. Parker be elected to the Board to fill the vacancies created by such resignations, effective as of the Closing, and that DeWitt F. Bowman and Frank P. Greene continue to serve as directors of the Company after the Closing. In the unanticipated event that any of such nominees is not a candidate for election or reelection, as the case may be, then the Proxy holders may vote in favor of such substitute nominee as the Board of Directors may designate, or the Board of Directors may leave a vacancy on the Board. The Company has no reason to believe that the nominees will be unable or unwilling to serve as directors. If for any reason the Transaction is not consummated, the current members of the Board of Directors will continue to hold their offices.

     Under Maryland law (where the Company is incorporated), a registered investment company is not required to hold an annual meeting unless such a meeting is otherwise required under the 1940 Act. As a result, each director elected at the Meeting will serve for an indefinite term, until a later meeting of stockholders is held or he or she either resigns or is removed from office by the shareholders. If any vacancy occurs on the Board of Directors through resignation, removal or otherwise, it may be filled by a majority of the directors then in office, even if less than a quorum. However, under the 1940 Act the directors then in office may not fill a vacancy if, as a result, less than two-thirds of the directors holding office have been elected by the stockholders. In addition, if at any time less than a majority of the directors of the Company then in office were elected by the stockholders, the 1940 Act requires the Company to promptly hold a stockholder meeting for the purpose of electing directors.

     The following table provides certain information concerning the nominees for election or reelection. The Company pays each of the directors who is not a principal, director, officer or employee of Old RCM (or, after the Closing, New
RCM) or any of its affiliates $6,000 per year and $1,000 per series per meeting, and reimburses each such director for reasonable expenses incurred in connection with such meetings. Directors who are principals, officers or employees of Old RCM (or, after the Closing, New RCM) are not compensated by the Company for such service. The Company's Articles of Incorporation provide that the Company shall, to the extent permitted by law, indemnify each of its currently acting and its former directors against any and all liabilities and expenses incurred in connection with their services in such capacities.



                                                                                                 CAPITAL
                                                                                                SHARES OF
                                                                                                   THE
                                  POSITION, IF ANY, WITH THE COMPANY                             COMPANY
         NAME                          AND OLD RCM, PRINCIPAL                                 BENEFICIALLY
         AND                          OCCUPATION AND BUSINESS             DIRECTOR               OWNED AT        PERCENT
         AGE                                 EXPERIENCE                   SINCE                  4/18/96         OF CLASS
- --------------------------------------------------------------------------------------------------------------------------
   DeWitt F. Bowman+              Principal of Pension Investment         1995
         (65)                     Consulting since February 1994;
                                  Chief Investment Officer of
                                  California Public Employees
                                  Retirement System from February
                                  1989 to January 1994.  Director
                                  of RREEF America REIT, Inc.,
                                  Trustee of Brandes International
                                  Fund, and Trustee of Pacific Gas
                                  and Electric Nuclear
                                  Decommissioning Trust.

   Frank P. Greene+               Partner and Portfolio Manager of        1995
         (57)                     Wood Island Associates, Inc., a
                                  registered investment adviser,
                                  with which he has ben associated
                                  since August 1991; Senior Vice
                                  President and Portfolio Manager
                                  of Siebel Capital Management,
                                  Inc., a registered investment
                                  adviser, from November 1987 to
                                  August 1991.

    Pamela A. Farr                Independent management consultant       --
         (50)                     since __________ 1994; President
                                  of Banyan Homes, Inc., a real
                                  estate development and
                                  construction firm, from ______
                                  1991 to _________ 1994;
                                  Management Consultant with
                                  McKinsey & Company from
                                  __________ to __________.


                                       -15-



    Thomas S. Foley               Partner of Akin, Gump, Strauss,         --
         (67)                     Hauer & Feld, L.L.P. law firm
                                  since January 1995; Speaker (from
                                  __________ to __________ 1994)
                                  and Representative (from
                                  __________ to __________ 1994) of
                                  the U.S. House of
                                  Representatives; Director of H.J.
                                  Heinz Company (since __________);
                                  Member of Global Advisory Board
                                  of Coopers & Lybrand L.L.P.
                                  (since _________); Member of
                                  Board of Overseers of Whitman
                                  College (since _________).

  George G.C. Parker              Associate Dean for Academic             --
         (57)                     Affairs (since _______) and
                                  Director of the MBA Program
                                  (since __________) of the
                                  Graduate School of Business of
                                  Stanford University, with which
                                  he has been associated since
                                  1973; Director of California
                                  Casualty Group of Insurance
                                  Companies since 1977; Director of
                                  H. Warshow & Sons, Inc., a
                                  manufacturer of specialty
                                  textiles, since 1982; Director of
                                  Zurich Reinsurance Centre, Inc.,
                                  a reinsurance underwriter, since
                                  1994.




- ------------------------------
*   Less than 1.00% of Class

+   Member of the Audit Committee


     During the Company's last fiscal year, Messrs. Bowman and Greene each earned aggregate compensation of $2,500 for his services as a director of the Company. Neither of them received any pension or retirement benefits from the Company, and neither of them is a director of any other registered investment company that is advised by Old RCM or any of its affiliates or any other fund that holds itself out to investors as related to the Company. However, Messrs. Bowman and Greene have been nominated for election as directors of RCM Capital Funds, Inc., a registered investment company for which Old RCM currently acts as investment adviser (and for which New RCM will act as investment adviser upon the Closing) at a shareholders meeting of such company to be held on May 30, 1996.

     BOARD MEETINGS AND COMMITTEES. During the fiscal year ended December 31, 1995, the Board held two meetings. All directors then in office attended the meetings. There is no compensation committee, nor any committee performing the function of a compensation committee.

     The Board has a standing Audit Committee. The responsibilities of the Audit Committee include reviewing and making recommendations to the Board concerning the Company's financial and accounting reporting procedures. The Audit Committee meets with the Company's independent public accountants and reviews the Fund's financial statements, and generally assists the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. The Audit Committee did not meet in fiscal 1995.

     REQUIRED VOTE. The election of directors requires the affirmative vote of a plurality of the Capital Shares voting at the meeting, in person or by proxy.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE NAMED ABOVE.

                          RATIFICATION OF ACCOUNTANTS
                                  (Proposal 3)


     Coopers & Lybrand L.L.P. acted as independent public accountants for the Fund for the fiscal year ended December 31, 1995. The Board of Directors, including the independent directors, have selected Coopers & Lybrand L.L.P. as the independent accountants for the Fund for the current fiscal year ending December 31, 1996. Upon request of any stockholder, representatives of Coopers & Lybrand L.L.P. will attend the meeting, will (if they so desire) make a statement, and will respond to appropriate questions.

     REQUIRED VOTE. The ratification of the selection of Coopers & Lybrand L.L.P. requires the affirmative vote of a majority of the Capital Shares present at the meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND.


                             ADDITIONAL INFORMATION

     EXECUTIVE OFFICERS OF THE COMPANY. The table below provides certain information concerning certain of the current directors and executive officers of the Company and certain other officers who perform similar duties. The address of each such director and officer is Four Embarcadero Center, Suite 3000, San Francisco, California 94111. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Directors, officers and employees of the Company who are principals, officers or employees of Old RCM or New RCM are not compensated by the Fund.


    Name and Age              Position with Company                 Principal Occupation and Business Experience
    ------------              ---------------------                 --------------------------------------------
William L. Price       Director, Chairman of the Board and          Principal of Old RCM since 1979.  Director of RCM
      (55)             President.                                   Capital Funds, Inc. since 1979.

Michael J. Apatoff     Director, Vice President and Chief           Chief Operating Officer (since 1991) and Principal
      (41)             Operating Officer.                           (since 1992) of Old RCM; Chief Operating Officer of
                                                                    Chicago Mercantile Exchange from 1986 to 1991.
                                                                    Director of RCM Capital Funds, Inc. since 1993.

William S. Stack       Director and Vice President.                 Senior Vice President of Old RCM since 1994; Managing
      (48)                                                          Director and Chief Investment Officer of Lexington
                                                                    Management Corporation from 1988 to 1994.

  Susan C. Gause       Treasurer and Chief Financial Officer        Director of Finance, Old RCM (since 1994); CFO and
      (43)                                                          Controller, Citicorp Bankers Leasing (1990-1994);
                                                                    Assistant Controller, Sierra Capital Realty Advisers
                                                                    (1988-1990)

Caroline M. Hirst      Vice President and Principal Accounting      Director of Investment Operations, Old RCM (since
      (35)             Officer                                      December 1994); head of International Administration,
                                                                    Morgan Grenfell Asset management (1980-1994)


                                      -19-



   Anthony Ain         Vice President, Secretary and General        General Counsel, Old RCM (since  1992), Senior Vice
      (36)             Counsel                                      President (since 1993); Counsel to a Commissioner,
                                                                    Senior Special Counsel, Securities and Exchange
                                                                    Commission (1988-1992)


     In addition, each of Huachen Chen, Walter C. Price, Jr., Kenneth B. Weeman, Jr. and Judith A. Wilkinson serves as a Vice President to the Company, and Timothy B. Parker serves as an Assistant Secretary and Associate General Counsel to the Company.

     William L. Price and Michael J. Apatoff, directors of the Company, are officers and stockholders of RCM General, limited partners of RCM Limited and principals of Old RCM. William S. Stack, a director of the Company, is an Executive Vice President of RCM General and a Senior Vice President of Old RCM. In connection with the Transaction, Messrs. Price, Apatoff and Stack will enter into employment agreements with New RCM, and will therefore receive employment compensation from New RCM. At the discretion of RCM General as general partner of RCM Limited, Messrs. Price and Apatoff may receive some portion of the Management Fee, some portion of the Transaction Fee, and/or some portion of the Additional Payments. Through their stock ownership of RCM General, Messrs. Price and Apatoff will also receive a portion of the $3 million paid by Dresdner to RCM Limited. By virtue of these interests, Messrs. Price, Apatoff and Stack may be deemed to have a substantial interest in stockholder approval of Proposal 1.

     Each of Susan C. Gause, Caroline M. Hirst, Anthony Ain, Huachen Chen, Walter C. Price, Jr., Kenneth B. Weeman, Jr., Judith A. Wilkinson and Timothy B. Parker is an officer of the Company who is also either a principal of or is currently employed by Old RCM, and, in connection with the Transaction, each would either be a principal of or would enter into an employment agreement with New RCM. Messrs. Chen, Price and Weeman are shareholders of RCM General, limited partners of RCM Limited, and principals of Old RCM. Each may, at the discretion of RCM Limited, receive some portion of the Management Fee, some portion of the Transition Fee, and/or some portion of the Additional Payments. Through their stock ownership of RCM General, they will also receive a portion of the $3 million paid by Dresdner to RCM Limited. By virtue of these interests, each of these officers may be deemed to have a substantial interest in stockholder approval of Proposal 1.

     As discussed above, as a condition to its approval of the Transaction, the Federal Reserve Board has required that no officer, director or employee of New RCM or its affiliates, including RCM Limited, may serve as an officer, director or employee of the Company. Accordingly, after the Closing Date, new officers of the Company will be elected by the Board of Directors. As of the date of this Proxy Statement, no such officers had yet been selected.


     DISTRIBUTOR. The Company expects that, upon the Closing, Funds Distributor, Inc. ("FDI") will act as the distributor for each series of the Company. All expense related to the Company's agreement with FDI will be borne by New RCM.


     INFORMATION REGARDING OLD RCM. Old RCM was established in July, 1986, as the successor to the business and operations of Rosenberg Capital Management (established in 1970). As of March 31, 1996, Old RCM had approximately $25 billion in assets under management. Old RCM is registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Upon consummation of the Transaction, New RCM will be registered under the Advisers Act and will employ the same key personnel as previously employed by Old RCM.

     Old RCM also acts as investment manager for the portfolios of registered investment companies other than the Company, which portfolios have investment objectives that may be similar to those of the Company. Set forth below are the name of each such portfolio, its net assets and information concerning the fees paid to Old RCM for its services:



                           NET ASSETS AS OF   ANNUAL RATE OF      FEE WAIVERS
    FUND NAME              MARCH 31, 1996     COMPENSATION        OR REDUCTIONS
- -----------------------    ---------------    ----------------    -------------
RCM Growth Equity Fund     $967,501,114       0.75% of average    None
                                              quarterly net
                                              assets

RCM Small Cap Fund         $431,805,716       1.0% of average     None
                                              quarterly net
                                              assets

RCM International          $ 37,208,124       0.75% of average    (1)
Growth Equity Fund A                          monthly net
                                              assets

Bergstrom Capital          $ 62,233,338       0.70% on first      None
Corporation                                   $10 million of
                                              average annual
                                              net assets,
                                              declining in
                                              increments to
                                              0.25% on average
                                              annual net assets
                                              in excess of $100
                                              million


- ------------------------------
(1) Old RCM has voluntarily agreed, until at least May 21, 1996, to pay RCM International Growth Equity Fund A the amount, if any, by which certain ordinary operating expenses of the Fund exceed 1% of the average monthly net assets of the Fund on an annual basis.


     Claude N. Rosenberg, Jr., Jeffrey S. Rudsten and Gary W. Schreyer are principal executive officers of Old RCM who do not hold positions with the Company. The occupation and principal business address of Messrs. Rudsten and Schreyer are provided above under "Description of the Transaction." Each serves as a director to RCM General.

     BROKERAGE PORTFOLIO TRANSACTIONS. The Fund pays brokerage commissions for purchases and sales of portfolio securities. During its fiscal year ended December 31, 1995, the Fund paid no brokerage commission to any broker that is an affiliated person of the Company, an affiliated person of such person, or an affiliated person of which is an affiliated person of the Company or Old RCM.

     COSTS OF SOLICITATION. The costs associated with the Meeting will be paid from the proceeds of the Transaction. In the event the Transaction is not consummated, such costs will be paid by Old RCM.

     OTHER BUSINESS. As of the date of this Proxy Statement, the Company's management and Old RCM know of no business other than as set forth in the Notice of the Special Meeting of Stockholders to come before the Meeting. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Company's Articles and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. None of the costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     ANNUAL REPORT. The Fund's 1995 Annual Report to Stockholders was mailed to stockholders on or about February 22, 1996. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF THE ANNUAL REPORT, IT CAN BE OBTAINED, WITHOUT CHARGE, FROM EQUISERVE LIMITED PARTNERSHIP BY CALLING (800) 726-7420.

     STOCKHOLDER PROPOSALS. The Meeting is a special meeting of stockholders. Neither the Company nor the Fund is required, nor does either intend, to hold regular annual meetings of stockholders. If such a meeting is called, any stockholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company. Any such proposal must comply with all applicable legal requirements.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             William L. Price
                                             President
May ___, 1996
San Francisco, California

                                    EXHIBIT A


               INVESTMENT MANAGEMENT AGREEMENT, POWER OF ATTORNEY

                              AND SERVICE AGREEMENT


     THIS AGREEMENT is entered into this ___ day of ________, 1996 by and between RCM Equity Funds, Inc. (the "Company"), on behalf of RCM Global Technology Fund, a series of the Company (the "Fund") and RCM Capital Management, ___________ (the "Investment Manager").


     1.   APPOINTMENT AND ACCEPTANCE OF APPOINTMENT OF THE INVESTMENT MANAGER

          (a) Subject to express provisions and limitations set forth in the Company's Articles of Incorporation, Bylaws, Form N-lA Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act") and under the Securities Act of 1933, as amended (the "1933 Act"), and the Fund's prospectus as in use from time to time, as well as to the factors affecting the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Company hereby grants to the Investment Manager and the Investment Manager hereby accepts full discretionary authority to manage the investment and reinvestment of the cash, securities, and other assets of the Fund (the "Portfolio") presently held by State Street Bank & Trust Company (the "Custodian"), any proceeds thereof, and any additions thereto, in the Investment Manager's discretion. In the performance of its duties hereunder, the Investment Manager shall further be bound by any and all determinations by the Board of Directors of the Company relating to the investment objectives policies or restrictions of the Fund, which determinations shall be communicated in writing to the Investment Manager. For all purposes herein, the Investment Manager shall be deemed an independent contractor of the Company.

     2.   POWERS OF THE INVESTMENT MANAGER

          Subject to the limitations provided in Section 1 hereof, the Investment Manager is empowered hereby, through any of its partners, principals, or appropriate employees, for the benefit of the Fund:

          (a) to invest and reinvest in shares, stocks, bonds, notes and other obligations of every description issued or incurred by governmental bodies, corporations, mutual funds, trusts, associations or firms, in trade acceptances and other commercial paper, and in loans and deposits at interest on call or on time, whether or not secured by collateral;

          (b) to purchase and sell commodities or commodities contracts and investments in put, call, straddle, or spread options;

          (c) to enter into forward, future, or swap contracts with respect to the purchase and sale of securities, currencies, commodities, and commodities contracts;

          (d) to lend its portfolio securities to brokers, dealers and other financial institutions;

          (e) to buy, sell, or exercise options, rights and warrants to subscribe for stock or securities;

          (f) to engage in any other types of investment transactions described in the Fund's Prospectus and Statement of Additional Information; and

          (g) to take such other action, or to direct the Custodian to take such other action, as may be necessary or desirable to carry out the purpose and intent of the foregoing.

     3.   EXECUTION OF PORTFOLIO TRANSACTIONS

          (a) The Investment Manager shall provide adequate facilities and qualified personnel for the placement of, and shall place, orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities or other portfolio assets for the Fund.

          (b) Unless otherwise specified in writing to the Investment Manager by the Fund, all orders for the purchase and sale of securities for the Portfolio shall be placed in such markets and through such brokers as in the Investment Manager's best judgment shall offer the most favorable price and market for the execution of each transaction; provided, however, that, subject to the above, the Investment Manager may place orders with brokerage firms that have sold shares of the Fund or that furnish statistical and other information to the Investment Manager, taking into account the value and quality of the brokerage services of such firms, including the availability and quality of such statistical and other information. Receipt by the Investment Manager of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Investment Manager pursuant to Section 5 hereof and Appendix A hereto.

          (c) the Fund understands and agrees that the Investment Manager may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker would have charged, provided, however, that the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of Fund share sales, statistical, brokerage and other services provided by such broker, viewed in terms of either the specific transaction or the Investment Manager's overall responsibilities to the Fund and other clients for which the Investment Manager exercises investment discretion. The Fund also understands that the receipt and use of such services will not reduce the Investment Manager's customary and normal research activities.

          (d)  The Fund understands and agrees that:

            (i) the Investment Manager performs investment management services for various clients and that the Investment Manager may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Portfolio, so long as it is the Investment Manager's policy, to the extent practical, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients;

           (ii) the Investment Manager shall have no obligation to purchase or sell for the Portfolio any security which the Investment Manager, or its principals or employees, may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction or investment appears unsuitable, impractical or undesirable for the Portfolio;

          (iii) on occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Investment Manager believes that to do so will be in the best interests of the Fund. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Investment Manager in the manner the Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients; and

           (iv) the Investment Manager does not prohibit any of its principals or employees from purchasing or selling for their own accounts securities that may be recommended to or held by the Investment Manager's clients, subject to the provisions of the Investment Manager's Code of Ethics and that of the Company.

     4.   ALLOCATION OF EXPENSES OF THE COMPANY AND THE FUND

          (a) The Investment Manager will bear all expenses related to salaries of its employees and to the Investment Manager's overhead in connection with its duties under this Agreement. The Investment Manager also will pay all fees and salaries of the Company's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Investment Manager.

          (b) Except for the expenses specifically assumed by the Investment Manager, the Fund will pay all of its expenses, including, without limitation, fees and expenses of the directors not affiliated with the Investment Manager attributable to the Fund; fees of the Investment Manager; fees of the Fund's administrator, custodian and subcustodians for all services to the Fund (including safekeeping of funds and securities and maintaining required books and accounts); transfer agent, registrar and dividend reinvestment and disbursing agent interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants; charges and expenses of legal counsel provided to the non-interested directors of the Company; expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental agencies; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, or effecting purchases or sales of portfolio securities or registering privately issued portfolio securities; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; premiums and other costs associated with the acquisition of a mutual fund directors and officers errors and omissions liability insurance policy; expenses of fidelity bonding and other insurance premiums; expenses of stockholders' meetings; and SEC and state blue sky registration fees.

          (c) The expenses borne by the Fund pursuant to Section 4(b) shall include the Fund's proportionate share of any such expenses of the Company, which shall be allocated among the Fund and the other series of the Company on such basis as the Company shall deem appropriate.

     5.   COMPENSATION OF THE INVESTMENT MANAGER

          (a) In consideration of the services performed by the Investment Manager hereunder, the Fund will pay or cause to be paid to the Investment Manager, as they become due and payable, management fees determined in accordance with the attached Schedule of Fees (Appendix A). In the event of termination, any management fees paid in advance pursuant to such fee schedule will be prorated as of the date of termination and the unearned portion thereof will be returned to the Fund.

          (b) The net asset value of the Fund's portfolio used in fee calculations shall be determined in the manner set forth in the Articles of Incorporation and Bylaws of the Company and the Fund's prospectus as of the close of regular trading on the New York Stock Exchange on each business day the New York Stock Exchange is open.

          (c) The Fund hereby authorizes the Investment Manager to charge the Portfolio, subject to the provisions in Section 6 hereof, for the full amount of fees as they become due and payable pursuant to the attached schedule of fees; provided, however, that a copy of a fee statement covering said payment shall be sent to the Custodian and to the Company.

          (d) The Investment Manager may from time to time voluntarily agree to limit the aggregate operating expenses of the Fund for one or more fiscal years of the Company, as set forth in Appendix A hereto or in any other written agreement with the Company. If in any such fiscal year the aggregate operating expenses of the Fund (as defined in Appendix A or such other written agreement) exceed the applicable percentage of the average daily net assets of the Fund for such fiscal year, the Investment Manager shall reimburse the Fund for such excess operating expenses. Such operating expense reimbursement, if any, shall be estimated, reconciled and paid on a quarterly basis, or such more frequent basis as the Investment Manager may agree in writing. Any such reimbursement of the Fund shall be repaid to the Investment Manager by the Fund, without interest, at such later time or times as it may be repaid without causing the aggregating operating expenses of the Fund to exceed the applicable percentage of the average daily net assets of the Fund for the period in which it is repaid; provided, however, that upon termination of this Agreement, the Fund shall have no further obligation to repay any such reimbursements.

     6.   SERVICE TO OTHER CLIENTS

          Nothing contained in this Agreement shall be construed to prohibit the Investment Manager from performing investment advisory, management, distribution or other services for other investment companies and other persons, trusts or companies, or to prohibit affiliates of the Investment Manager from engaging in such businesses or in other related or unrelated businesses.

     7.   STANDARD OF CARE

          The Investment Manager shall have no liability to the Fund, or its stockholders, for any error of judgment, mistake of law, loss arising out of any investment, or other act or omission in the performance of its obligations to the Fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws.

     8.   DURATION OF AGREEMENT


          This Agreement shall continue in effect until the close of business on _____________, 1998. This Agreement may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, and (ii) a majority of those directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.


     9.   TERMINATION

          This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company on sixty (60) days' written notice to the Investment Manager, or by the Investment Manager on like notice to the Company. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940
Act).

     10.  REPORTS, BOOKS AND RECORDS

          The Investment Manager shall render to the Board of Directors of the Company such periodic and other reports as the Board may from time to time reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Company are property of the Company. The Investment Manager shall surrender promptly to the Company any of such records upon the Company's request, and shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     11.  REPRESENTATIONS AND WARRANTIES

          The Investment Manager represents and warrants to the Company that the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940. During the term of this Agreement, the Investment Manager shall notify the Company of any change in the membership of the Investment Manager's partnership within a reasonable time after such change. The Company represents and warrants to the Investment Manager that the company is registered as an open-end management investment company under the 1940 Act. Each party further represents and warrants to the other that this Agreement has been duly authorized by such party and constitutes the legal, valid and binding obligation of such party in accordance with its terms.

     12.  AMENDMENT OF THIS AGREEMENT

          No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

RCM CAPITAL MANAGEMENT,            RCM EQUITY FUNDS, INC. ON
______________________             BEHALF OF RCM GLOBAL
                                   TECHNOLOGY FUND



By:____________________            By:______________________

ATTEST:                            ATTEST:


By:____________________            By:_______________________

                                   APPENDIX A

               INVESTMENT MANAGEMENT AGREEMENT, POWER OF ATTORNEY,

                              AND SERVICE AGREEMENT

        BETWEEN RCM CAPITAL MANAGEMENT, ____________ AND RCM EQUITY FUNDS, INC.

                                SCHEDULE OF FEES


                         FOR RCM GLOBAL TECHNOLOGY FUND

Effective Date:  _____________, 1996


The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the annualized rate of 1.00% of the value of the Fund's average daily net assets.

Value of Securities and Cash of Fund                   Fee
- ------------------------------------                   ---

     On all sums                                  1.00% annually


For the fiscal year ended December 31, 1996, the Investment Manager shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed 1.75% of the average daily net assets of the Fund. For this purpose, the "operating expenses" of the Fund shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.


Dated:  ______________, 1996

RCM CAPITAL MANAGEMENT,            RCM EQUITY FUNDS, INC.
_______________________            ON BEHALF OF RCM GLOBAL
                                   TECHNOLOGY FUND

By: ____________________________   By:___________________


ATTEST:                            ATTEST:


By:  ___________________________   By:  _______________________

                           RCM Global Technology Fund,
                                   a series of
                             RCM Equity Funds, Inc.

                             Four Embarcadero Center
                                   Suite 3000
                        San Francisco, California  94111
                                 (415) 954-5400

     The undersigned hereby appoints Laura Shaw, Dede Dunegan, and Jennie Wong, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint her substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of RCM Global Technology Fund (the "Fund") held of record as of April 18, 1996 at the Special Meeting of Stockholders to be held at the Park Hyatt Hotel, located at 333 Battery Street, San Francisco, California 94111 on May 28, 1996, at 8:00 a.m. (Pacific Time), and at any and all of the adjournments or postponements thereof.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND FOR ELECTION OF THE NOMINATED DIRECTORS. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. A stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

     The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

- --------------------------------------------------------------------------------
     PLEASE VOTE AND SIGN ON THE OTHER SIDE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING
- --------------------------------------------------------------------------------

NOTE: Please sign exactly as the name appears on this proxy card. When signing as executor, administrator, trustee or guardian, please give the appropriate and complete title. If a corporation, please sign the corporation name by the appropriate authorized officer. If a partnership, please sign the partnership name by the appropriate authorized person.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

_______________________________              __________________________________

_______________________________              __________________________________

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.) To approve the new investment management agreement between the Company, on behalf of the Fund, and RCM Capital Management, L.L.C.

          For / /        Against / /              Abstain / /

2.)  To elect as directors the nominees listed below:

     DeWitt F. Bowman    For / /   Withhold  / /
     Frank P. Greene     For / /   Withhold  / /
     Pamela A. Farr      For / /   Withhold  / /
     Thomas S. Foley     For / /   Withhold  / /
     George G.C. Parker  For / /   Withhold  / /

3.) To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending December 31, 1996.

          For / /        Against / /         Abstain / /

I plan to attend the meeting in San Francisco at 9:00 a.m. on May 30, 1996.  / /

Mark box at right if comments or address change have been noted on the
reverse side of this card.                                                   / /


RECORD DATE SHARES:

Please be sure to sign and date this Proxy.

- --------------------------------------------------------------------------------



                                                                 ------------
Stockholder sign here              Co-owner sign here            Date
                                                                 ------------
- --------------------------------------------------------------------------------